SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              The Dress Barn, Inc.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
1)   Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies: Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)   Total fee paid:

|_|  Fee paid previously with preliminary materials:
|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number, or the form or schedule  and the date of its filing.
       1)   Amount  previously paid:
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       3)   Filing Party:
       4)   Date Filed:

                              THE DRESS BARN, INC.
                                30 Dunnigan Drive
                             Suffern, New York 10901

                            NOTICE OF ANNUAL MEETING

To the Shareholders of
     THE DRESS BARN, INC.

     NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF SHAREHOLDERS OF THE DRESS BARN, INC. (the "Company") will be held at the Company's principal executive offices at 30 Dunnigan Drive, Suffern, New York, on Monday, December 10, 2001 at 9:00 A.M. for the following purposes:

1.   To elect four Directors;

2. To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 50,000,000;

3.   To approve the 2001 Dress Barn Stock Option plan; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.


     Only shareholders of record at the close of business on November 2, 2001 will be entitled to notice of and to vote at said meeting.

     By Order of the Board of Directors.






                                                           ELLIOT S. JAFFE
                                                           Chairman of the Board


November 12, 2001

================================================================================
NOTE: Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please complete, sign and send in your proxy promptly in the enclosed envelope so your vote can be recorded. We enclose in this mailing the Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy and the Annual Report of the Company for the fiscal year ended July 28, 2001.
================================================================================

                              THE DRESS BARN, INC.
                                30 Dunnigan Drive
                             Suffern, New York 10901


                                 PROXY STATEMENT



     This Proxy Statement is furnished to the shareholders of The Dress Barn, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on December 10, 2001, and any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are first being mailed to shareholders on or about November 12, 2001.

     The Company had outstanding 18,297,247 shares of common stock on the record date of November 2, 2001. Each share of common stock of the Company outstanding on the record date is entitled to one vote at the Annual Meeting and any adjournments thereof. Voting is not cumulative. The Company is required to have a quorum to hold the Annual Meeting. A quorum is a majority of the outstanding shares, present or represented by proxy. Abstentions and broker "non-votes" are counted for purposes of determining a quorum. Abstentions and broker "non-votes" are not counted for purposes of approving Proposal Nos. 2 and 3. An abstention is a properly signed proxy card, which is marked "abstain". A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     The cost of this Proxy Statement and of solicitation of proxies will be borne by the Company. The shareholder may revoke any proxy at any time prior to its exercise (such as by attending the meeting and voting in person or by sending a letter of revocation to the Secretary of the Company).


                              ELECTION OF DIRECTORS
                                (Proposal No. 1)


     The Certificate of Incorporation of the Company provides for a classified Board of Directors divided into three classes, each with a staggered three-year term of office and each class of Directors as nearly equal in the number of Directors as possible. At the 2001 Annual Meeting of Shareholders four Directors are to be elected: two for a three year term; and one each for a one year term and a two year term. The Board has nominated Elliot S. Jaffe and Burt Steinberg, whose three-year terms of office as Director expire at the 2001 Annual Meeting, for election for a three-year term. The Board has nominated Vivian Behrens, who was added to the Board in 2001, for election for a one-year term and has nominated David R. Jaffe, who was also added to the Board in 2001, for election for a two-year term.

     Directors will be elected by a plurality of the votes cast for that class of directors at the Annual Meeting. This means that the two nominees with the most votes for election for a three-year term will be elected, and that the nominees with the most votes for the one-year and the two-year terms, respectively, will be elected. We will count only votes cast for a nominee, except that your proxy will be voted FOR the four nominees described in this Proxy Statement unless you instruct us to the contrary in your proxy.

     The Board of Directors recommends that the shareholders vote FOR the election of all nominees for Director.

Information Regarding Nominees for Election as Director


         For Three Year Terms Expiring in 2004

         Name of Director and Age                               Director Since
         ------------------------                               ---------------
         Elliot S. Jaffe, 75...........................................1966
         Burt Steinberg, 56............................................1983

     ELLIOT S. JAFFE, Chairman of the Board and founder of the Company, has been Chief Executive Officer since 1966. Mr. Jaffe serves as a Director of The Zweig Fund, Inc., The Zweig Total Return Fund, Inc. and the Smith Barney Family of Funds.

     BURT STEINBERG, Executive Director, was Chief Operating Officer of the Company from 1989 until September 2001, first as President and then as Vice Chairman since January 2001. Mr. Steinberg was in charge of the Company's merchandising activities from 1982 until January 2001. He is also a Director of Provident Bancorp, Inc.

         For One Year Term Expiring in 2002

         Name of Director and Age                               Director Since
         ------------------------                               ---------------
         Vivian Behrens, 48...........................................  2001

     VIVIAN BEHRENS is President of Vivian B Consulting, a marketing consultant to several retail and consumer product companies. She was Chief Executive Officer of Posh & Sticks, Ltd., a consumer products multi-channel retailer, from 1999 to 2000. From 1998 to 1999 she was Senior Vice President-Marketing of the Foot Locker Division of Venator, Inc. From 1994 to 1997 she was Vice President-Marketing of Charming Shoppes, Inc. Previously she held senior marketing positions at Limited Inc. and Avon Products, Inc.

         For Two Year Term Expiring in 2003

         Name of Director and Age                               Director Since
         ------------------------                               ---------------
         David R.Jaffe, 42 ...........................................  2001

     DAVID R. JAFFE, Vice Chairman and Chief Operating Officer, joined the Company in 1992. He was elected Senior Vice President in 1995, Executive Vice President in 1996 and Vice Chairman in January 2001. He became Chief Operating Officer in September 2001. He is the son of Elliot S. and Roslyn S. Jaffe.

Information Regarding Incumbent Directors

         Directors With Terms Expiring in 2002

         Name of Director and Age                               Director Since
         ------------------------                               --------------
         Edward D. Solomon, 70.........................................1990
         Klaus Eppler, 71..............................................1993

     EDWARD D. SOLOMON is President of Edward D. Solomon & Co., which provides consulting services primarily to the retailing industry. Until 1993 he was Chief Executive Officer of Shoe-Town, Inc.

     KLAUS EPPLER has, since 1965, been a partner in the law firm of Proskauer Rose LLP, General Counsel for the Company. Mr. Eppler is also a Director of Bed Bath & Beyond Inc.


         Directors With Terms Expiring in 2003

         Name of Nominee and Age                                Director Since
         ------------------------                               --------------
         Roslyn S. Jaffe, 72...........................................1966
         Donald Jonas, 72..............................................1989


     ROSLYN S. JAFFE has been the Company's Secretary since 1966 and Treasurer since 1983. Roslyn S. Jaffe is the spouse of Elliot S. Jaffe, Chairman of the Board, and they are the parents of David R. Jaffe and Elise Jaffe, executive officers of the Company.

     DONALD JONAS is the nonexecutive Chairman of the Board and a Director of Lechters, Inc., a retailer of houseware products. Until 2000 Mr. Jonas was also the Chief Executive Officer of Lechters, Inc..


Committees and Meetings of the Board of Directors

     The  Company  has a standing  Audit and a standing  Compensation  and Stock
Option Committee of the Board of Directors. The Board of Directors held four meetings; the Audit Committee held four meetings and the Compensation and Stock Option Committee held three meetings during the year ended July 28, 2001 ("fiscal 2001"). In addition, various actions were taken by the Board of Directors and these Committees without a meeting.

     Donald Jonas and Edward D. Solomon are the members of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee reviews and determines the Company's policies and programs with respect to compensation of executive officers and administers the Company's stock option plans. The Company does not have a nominating committee.

     The Audit Committee consists of Edward D. Solomon, Donald Jonas and Klaus Eppler. The function of this Committee is to assist the Board of Directors in fulfilling its oversight responsibilities of reviewing the Company's financial reports and information and its auditing, accounting and financial reporting processes. In addition, the functions of this Committee include, among other things, recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company's quarterly results, discussing with the auditors and management the audited financial statements and the Company's interval accounting controls. A copy of the Charter of the Audit Committee is attached as Exhibit A.


Compensation of Directors

     The Company pays its Directors who were not also officers of the Company a Director's fee of $15,000 per year for services rendered as Director. In addition, Committee Chairpersons receive an additional $1,000 per year. Outside directors are also granted non-qualified stock options, generally with vesting over a three-year period from the date of the option grant. Directors who are officers of the Company do not receive additional compensation for their services as Directors.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                                 OF COMMON STOCK
                                (Proposal No. 2)


     The Board of Directors has approved, and has recommended to the Company's shareholders, an Amendment to the Company's Certificate of Incorporation that would increase the number of authorized shares of Common Stock, par value $.05 per share, from 30,000,000 to 50,000,000. The Amendment would revise Section 3 of the Certificate of Incorporation to read as follows:

          Section 3. The designation of each class of shares, the authorized number of shares of each such class, and the par value (if any) of each such share thereof are as follows:

          The total authorized capital stock of the Corporation shall consist of the following classes of stock: One Hundred Thousand (100,000) shares of Preferred Stock with a par value of five cents ($.05) per share; and (b) Fifty Million (50,000,000) shares of Common stock with a par value of five cents ($.05) per share.

     As of November 2, 2001, the aggregate number of outstanding shares of Common Stock was 18,297,247. In addition, there are 2,109,601 shares reserved for issuance under the Company's Stock Option Plans and to be reserved under the 2001 Stock Option Plan described below. The Board of Directors believes that the increased number of authorized shares of Common Stock will improve the Company's flexibility in any program to expand its business, and will enable the Board of Directors to declare a stock split or stock dividend if conditions deem such action desirable. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions. No further action nor authorization by the Company's shareholders would be necessary prior to issuance of the additional shares of Common Stock authorized under the Amendment, except as may be required for a particular transaction by the Company's Certificate of Incorporation, by applicable law or regulatory agencies or by the rules of the NASDAQ Stock Market or of any stock exchange on which the Company's Common Stock may then be listed. Requiring the shareholders to meet and approve each separate issuance of additional Common Stock in these instances could be time-consuming and costly. Moreover, if shareholder authorization of additional Common Stock were postponed until a specific need arose, the delay could, in some instances, deprive the Company and its shareholders of opportunities otherwise available.

     While  not  intended  as  an  anti-takeover   provision,  the  increase  in
shares authorized by the proposed amendment could under some circumstances (i) enable existing directors and officers of the Company to increase their beneficial ownership of the Company in response to a takeover attempt by another person by entering into transactions resulting in the issuance of authorized shares by the Company to existing directors and officers and/or (ii) dilute the beneficial ownership of the person making the takeover attempt by issuing shares to another person who might assist the Board of Directors in opposing the takeover if the Board of Directors determines that the takeover is not in the best interests of the Company and its shareholders.

     Approval of the Amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company.

     The Board of Directors recommends that the shareholders vote FOR the Amendment of the Certificate of Incorporation.

                         APPROVAL OF THE 2001 DRESS BARN
                                STOCK OPTION PLAN
                                (Proposal No. 3)


     On September 26, 2001, the Board of Directors adopted, subject to shareholder approval, the 2001 Dress Barn Stock Option Plan (the "2001 Plan"), which provides that options to acquire shares of the Company's common stock may be granted to key employees, consultants and non-employee directors of the Company or an affiliate ("eligible participants"). The purpose of the 2001 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible participants stock options, thereby linking shareholder and eligible participants' interests, and creating a means to raise the level of stock ownership by such individuals, in order to attract, retain and reward such individuals. The Board of Directors believes that stock options provide performance incentives to eligible participants to the benefit of the Company and its shareholders.

     An option granted under the 2001 Plan may be an incentive stock option ("ISO") or may be a non-qualified stock option ("Non-ISO"), as determined at the time of grant. In certain circumstances, the grant of Non-ISOs, as opposed to ISOs, can result in federal income tax advantages to the Company, as described below. Generally the Company has been granting Non-ISOs.

     The Company currently has available the 1993 Incentive Stock Option Plan under which 526,701 shares were available for future grants of ISOs as at November 2, 2001 and the 1995 Stock Option Plan under which 82,900 shares were available for future grants of options as at that date. The 2001 Plan would make an additional 1,500,000 shares available for future grants of options.

     The 2001 Plan is designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") in order to preserve the Company's ability to take compensation expense deductions in connection with the exercise of options granted under the 2001 Plan in certain circumstances. Under
Section 162(m) of the Code, a publicly held corporation is not permitted to take a federal income tax deduction for compensation recognized by certain executive officers in any year in excess of $1,000,000 unless such compensation meets the shareholder approval and other requirements of Code Section 162(m).

     The following summary describes the principal provisions of the 2001 Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the 2001 Plan attached as Exhibit B to this Proxy Statement.

     The 2001 Plan, like the Company's existing stock option plans, is administered by the Compensation and Stock Option Committee (the "Committee"), which is comprised of not less than two individuals appointed by the Board of Directors, each of whom shall be (i) to the extent required by Rule 16b-3, a "non-employee director" and (ii) to the extent required by Section 162(m) of the Code, an "outside director." The current members of the Committee are Donald Jonas and Edward D. Solomon. The Committee may make such rules and regulations and establish such procedures for the administration of the 2001 Plan as it deems advisable. With respect to the application of the 2001 Plan to non-employee directors, the Committee is the Board of Directors.

     The total number of shares that may be issued upon exercise of options under the 2001 Plan shall not exceed 1,500,000 shares. In general, if options are canceled for any reason, or expire or terminate unexpired, the shares covered by such options again become available for grant. Such number of shares is subject to adjustment by the Committee in the event of a recapitalization, stock split, stock dividend or similar corporate transaction. Such shares may be either authorized or unissued shares or shares held in treasury.

     The Committee may grant options under the 2001 Plan to eligible participants. The Company estimates that there are currently over 500 employees and other service providers who are eligible participants. The Committee has the discretion, in accordance with the provisions of the 2001 Plan, to determine to whom an option is granted, the number of shares of stock optioned (subject to a maximum of 150,000 option shares (subject to increase or decrease as provided in the 2001 Plan) that may be granted in any year to any employee, with any unused portion of the limitation available to be carried forward) and the terms of the option.

     Generally, the exercise price shall be the fair market value of the stock on the date of the grant of the option (although the exercise price of Non-ISO's may be less than fair market value), but in no event will the exercise price be less than the par value per share. The 2001 Plan provides that optionees may pay the exercise price in: (i) cash, or by check, bank draft or money order, (ii) by delivery to the Company of shares of the Company's stock owned by the participant for at least six months, (ii) on such other terms and conditions as may be acceptable to the Committee (which may include a reduction in the number of shares of stock issuable upon exercise) or (iv) any combination of the foregoing.

     An option granted under the 2001 Plan may not be exercised later than the date specified by the Committee, which shall be a maximum of ten years from the date of the grant (five years in the case of an ISO granted to any employee that owns 10% or more of the total combined voting power of all classes of stock of the Company, its subsidiaries or its parent). An option may be exercised only during the optionee's employment, consultancy or directorship or within one month after termination; provided, however, if such termination occurs as a result of (a) death or total and permanent disability or (b) retirement at age 60 or 65 (depending on the level of seniority), then such one-month period is extended to six months and three months, respectively. Notwithstanding the foregoing, in the event of a termination of employment for cause (as defined in the 2001 Plan) or a voluntary termination within ninety days after the occurrence of an event which would be grounds for a termination for cause, any stock option held by the participant at the time of occurrence of the event which would be grounds for a termination for cause, will immediately terminate and expire.

     All options become immediately exercisable in full upon the consummation of a sale of all or substantially all of the assets or capital stock of the Company that has not been approved by the Board of Directors (whether by means of a stock sale, asset sale, merger, consolidation or otherwise). However, unless the Committee provides otherwise at the time a stock option is granted, no acceleration of exercisability shall occur with respect to such stock option if the Committee reasonably determines in good faith, prior to the occurrence of such transaction, that the stock options will be honored or assumed, or new rights substituted.

     In the event of a merger or consolidation in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of substantially all of the Company's common stock or all of the Company's assets, the Committee may elect to terminate all outstanding stock options granted under the 2001 Plan; provided, that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least twenty (20) days) each such participant shall have the right to exercise all of his or her stock options in full (without regard to any restrictions on exercisability).

     Awards granted under the 2001 Plan generally are not transferable, except that the Committee may, in its sole discretion and subject to certain limitations, permit the transfer of Non-ISOs at the time of grant or thereafter to certain "family members" of the participant.

     No option may be granted under the 2001 Plan after September 26, 2011 (the "Termination Date"). Options granted prior to the Termination Date, however, may extend beyond such date and the provisions of the 2001 Plan will continue to apply thereto. The Board of Directors of the Company may from time to time alter, amend, suspend or discontinue the 2001 Plan, except that the rights of an optionee with respect to an option granted prior to such amendment may not be materially impaired without consent, and that no amendment may be made which increases the aggregate number of shares that may be issued under the 2001 Plan.

     The following discussion of the principal federal income tax consequences with respect to stock options granted under the 2001 Plan are based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included herein for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of common stock.

     The grant of an ISO generally has no income tax consequences for the optionee or the Company. No taxable income results to the optionee upon the grant or exercise of an ISO. However, the amount by which the fair market value of the stock acquired pursuant to the ISO exceeds the exercise price is an adjustment item for purposes of alternative minimum tax. If no disposition of the shares is made within either two years from the date the ISO was granted or one year from the date of exercise of the ISO, any gain or loss realized upon disposition of the shares will be treated as a long-term capital gain or loss to the optionee. The Company will not be entitled to a tax deduction upon such exercise of an ISO, nor upon a subsequent disposition of the shares unless such disposition occurs prior to the expiration of the holding period described above. In general, if the optionee does not satisfy the foregoing holding periods, the gain is equal to the difference between the exercise price and the fair market value of the stock at exercise (or, if a lesser amount, the amount realized on disposition over the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding period described above, the Company is entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

     In addition: (i) officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended may be subject to special rules regarding the income tax consequences concerning their ISOs; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules; and (iii) in the event that the exercisability of an option is accelerated because of a change in control, payments relating to the options or the value of any acceleration, either alone or together with certain other payments, may constitute parachute payments under Code Section 280G and may result in a 20% non-deductible excise tax.

     An optionee will realize no taxable income upon the grant of a Non-ISO and the Company will not receive a deduction at the time of such grant unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a Non-ISO an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term capital gain or loss depending upon his or her holding period for the stock. The Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

     In  addition:  (i) any officers  and  directors  of the Company  subject to
Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their Non-ISO's; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules; and (iii) in the event that the exercisability of an option is accelerated because of a change in control, payments relating to the options or the value of any acceleration, either alone or together with certain other payments, may constitute parachute payments under Code Section 280G, and may result in a 20% non-deductible excise tax.

     On [October 16, 2001], the last reported sale price of the common stock of the Company was $21.66 per share.

     Approval of the 2001 Stock Option Plan will require the affirmative vote of a majority of the votes cast with respect to this proposal at the Annual Meeting.

     The Board of Directors recommends that the shareholders vote FOR approval of the 2001 Option Plan.

                             AUDIT COMMITTEE REPORT

     The Audit Committee consists of the three directors listed below. The Board of Directors has determined that the membership of the Audit Committee meets the independence and experience requirements as defined under the NASDAQ's listing standards. The Committee reviewed and approved the Audit Committee Charter that is attached as Exhibit A.

     The Audit Committee discussed the auditors' review of quarterly financial information with the auditors prior to the release of that information and the filing of the Company's quarterly reports with the Securities and Exchange Commission. The Audit Committee also has met and held discussions with management and the independent auditors with respect to the audited year-end financial statements. Further, the Committee discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), received the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors the auditors' independence. Based on these discussions and the written disclosures received from the auditors, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended July 28, 2001.

     This report is not deemed filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 and is not incorporated by reference into any filings that the Company may make with the Securities and Exchange Commission.


AUDIT COMMITTEE

Edward D. Solomon
Donald Jonas
Klaus Eppler




                       INFORMATION REGARDING THE AUDITORS


     It is anticipated that Deloitte & Touche LLP will act as auditors with respect to the financial statements of the Company for the current fiscal year. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting, will be given the opportunity to address the meeting, and will be available to respond to questions.

     The aggregate fees billed or to be billed for professional services for the audit of the Company's financial statements for fiscal 2001, including the reviews of the quarterly financial statements during the year, were $206,000. There were no fees billed by Deloitte & Touche LLP to the Company for financial information systems design and implementation for fiscal 2001. All other fees, consisting primarily of tax services and benefit plan audits, billed for services by Deloitte & Touche LLP during fiscal 2001 aggregated $54,766. The Audit Committee has considered whether the provision of the services other than the audit and quarterly review services is compatible with maintaining Deloitte & Touche LLP's independence.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT



     The table below sets forth information regarding ownership of the common stock of the Company as of November 2, 2001 for any person who is known to be the beneficial owner of more than 5% of the Company's common stock, by each of the Company's Directors and executive officers named in the Summary Compensation Table and by all Directors and executive officers as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

                                         Number of
                                         Shares of
                                        Common Stock
                                        Beneficially               Percentage
Name and Address of Beneficial Owner:      Owned                    of Class


Directors and Executive Officers (1):
Elliot S. Jaffe (2).....................3,828,666                     20.67%
Roslyn S. Jaffe (3).....................  240,814                      1.30%
David R. Jaffe (4)........................123,400                       *
Burt Steinberg (5).........................40,115                       *
Klaus Eppler (6)...........................13,700                       *
Edward D. Solomon (7)......................11,000                       *
Donald Jonas (8)............................3,434                       *
All Directors and Executive Officers as a group
 (consisting of 12 persons) (9).........4,307,129                     23.25%

* Represents less than 1% of class

Other Beneficial Owners:
Snyder Capital Management, L.P. (10)....1,919,200                     10.36%
   350 California Street, Suite 1460
   San Francisco, CA 94104-1436

Dimensional Fund Advisors, Inc. (10)....1,213,123                      6.96%
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA 90401

Vanguard Horizon Funds (10).............1,210,000                      6.53%
   P.O. Box 2600 VM #v34
   Valley Forge, PA 19482

PRIMECAP Management Company (10)........1,056,000                      5.70%
   225 South Lake Avenue #400
   Pasadena, CA 91101

(1) The business address for all Directors and Executive Officers is c/o The Dress Barn Inc., 30 Dunnigan Drive, Suffern, New York 10901

(2) Consists of 173,336 shares (0.94%) owned directly by Elliot S. Jaffe and 3,655,330 shares (19.74%) owned by Elliot S. Jaffe as trustee of a family trust (the "Trust"). Elliot S. Jaffe has voting and investment power with respect to the shares owned by the Trust and under the rules of the SEC is deemed to be the beneficial owner of such shares.

(3)  Consists of shares  owned  directly by Roslyn S. Jaffe.  See  Footnote  (2)
     above.

(4) Consists of shares covered by options exercisable within 60 days of November 2, 2001. See also Footnote (2) above.

(5) Consists of 115 shares owned directly by Mr. Steinberg and 40,000 shares covered by options exercisable within 60 days of November 2, 2001.

(6) Consists of 300 shares owned directly by Mr. Eppler and 13,400 shares covered by options exercisable within 60 days of November 2, 2001.

(7) Consists of 1,000 shares owned directly by Mr. Solomon and 10,000 shares covered by options exercisable within 60 days of November 2, 2001.

(8) Consists of 100 shares owned directly by Mr. Jonas and 3,334 shares covered by options exercisable within 60 days of November 2, 2001.

(9) Includes shares owned by the Trust as well as 224,134 shares covered by options held by Directors and executive officers exercisable within 60 days of November 2, 2001.

(10) Based solely on information set forth in Schedule 13G's or Schedule 13G/A's filed with the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

Summary Compensation Table


     The following table sets forth certain information regarding the compensation for each of the three fiscal years earned by the Chief Executive Officer and the five other highest-paid executive officers of the Company as of July 28, 2001, whose total annual salary and bonus from the Company for the year then ended exceeded $100,000.


                                                                                                        Long-Term
                                                                    `                              Compensation Awards
                                                                                               Stock
        Annual Compensation                                                                   Options          All Other
        -------------------
    Name and Principal Position        Year     Salary ($)        Bonus ($)      Other ($)       (#)       Compensation ($)
    ---------------------------        ----     ----------        ---------      ---------    -------      ----------------
                                                    (1)            (2)                                            (3)
Elliot S. Jaffe                          2001       $700,000    $   119,800          -----       -----            $16,491
  Chairman of the Board and              2000        650,000        130,000          -----     150,000             20,144
     Chief Executive Officer             1999        650,000          -----          -----       -----             17,500


Burt Steinberg                           2001     500,000(4)         72,850          -----       -----         111,152(4)
   Executive Director                    2000        450,000         90,000          -----     150,000          63,627(4)
                                         1999        450,000          -----          -----       -----          55,339(4)


David R. Jaffe                           2001     300,000(5)         31,710          -----       -----          49,654(5)
   Vice Chairman and                     2000        289,000         43,677          -----     125,000          40,208(5)
     Chief Operating Officer             1999        289,000          -----          -----       -----          37,760(5)


Kathryn Bufano Foster                    2001     240,385(6)     142,850(6)          -----     150,000              -----
   President and
     Chief Merchandising Officer


Armand Correia                           2001        230,000         33,511          -----       -----             60,761
   Senior Vice President and             2000        221,000         42,255          -----      60,000             14,656
    Chief Financial Officer              1999        206,000         13,260      15,000(7)       -----              8,538


Eric Hawn                                2001        226,000         10,000          -----       -----             44,406
   Senior Vice President                 2000        226,000         20,000          -----      40,000             16,243
                                         1999        226,000          -----          -----       -----              9,000



(1) Includes all payments of salary and salary deferred through the Company's Executive Retirement Plan.

(2) Includes bonuses payable under the Company's Management Incentive Plan for the fiscal year.

(3) Amounts consist of the Company's contribution under the Company's Executive Retirement Plan and 401(k) plan, associated insurance and additional life insurance as part of the Company's "split-dollar" insurance program for designated executives and officers.

(4) Mr. Steinberg is employed by the Company pursuant to a three-year employment agreement expiring September 1, 2004. This agreement provides for an annual salary of $100,000 per year based on 60 days of work per year. Mr. Steinberg will not be eligible for the Company's Management Incentive Plan but will be eligible for the Company's executive life insurance and will be considered a "full time employee" as it relates to other executive benefits. Mr. Steinberg's current "spit dollar" agreements (as described in the section "Interest of Management and Others in Certain Transactions") will remain in force. Other Compensation includes paid life insurance premiums of $40,000 in fiscal 2001, $37,249 in fiscal 2000 and $37,479 in fiscal 1999 paid pursuant to two "split dollar" agreements.

(5) Mr. Jaffe's salary was increased to $550,000 in connection with his promotion to Chief Operating Officer in August 2001. Other Compensation includes paid life insurance premiums of $22,449 in fiscal 2001, $22,466 in fiscal 2000 and $27,072 in fiscal 1999 paid pursuant to a "split dollar" agreement.

(6) Ms. Bufano Foster is employed by the Company pursuant to a two-year employee agreement expiring February 5, 2003, which contains automatic renewal provisions. The agreement provides for a minimum annual salary of $500,000 during the term of the agreement and a signing bonus of $100,000 paid upon commencement of Ms. Bufano Foster's employment with the Company, and another $100,000 bonus to be paid on the first anniversary of her employment. Ms. Bufano Foster is eligible to participate in the Company's Management Incentive Plan and eligible for the Company's executive life insurance and other executive benefits.

(7) Represents loan forgiveness arising out of contractual arrangements in connection with Mr. Correia's employment by the Company in 1991. During fiscal 2001 and fiscal 2000, Mr. Correia had no indebtedness to the Company.


Compensation Committee's Report on Executive Compensation

     In setting compensation levels for executive officers, the Compensation and Stock Option Committee of the Board of Directors (the "Committee") continues to be guided by the following considerations:

          -  compensation   levels  should  be  competitive  with   compensation
          generally being paid to executives in other profitable and growing specialty retail companies of a similar size;

          - each individual executive officer's compensation should, to the extent possible, reflect the performance of the Company as a whole, the performance of the officer's business unit, and the performance of the individual executive;

          - a significant portion of the executive officer's compensation should be awarded in the form of stock options to closely link shareholder and executive interests; and

          - executive compensation should reflect the Company's entrepreneurial and cost-conscious orientation.


     In view of the financial results achieved during fiscal 2000, the Committee decided upon increases in the base salaries of certain executive officers, including a $50,000 increase to $700,000 in the salary of Elliot S. Jaffe. Under the Company's Management Incentive Plan, executives of the Company, from the level of Department Directors up through and including the Chairman and Chief Executive Officer, are entitled to bonuses up to prescribed percentages of their base salaries pursuant to a formula which involves the achievement of selected Company financial goals and individual goals related to the performance of the executive's business unit and the individual performance of the executive. The Committee reviewed the Management Incentive Plan results for fiscal 2001 and approved certain changes in the formula and in the goals for fiscal 2002. During the year the Committee approved the Employment Agreement for Kathryn Bufano Foster and the grant of a 150,000-share stock option to her. The Committee has also approved the new Employment Agreement with Burt Steinberg and increased the base salary of David R. Jaffe upon his promotion to Chief Operating Officer to $550,000. In view of the recent financial developments, the Committee has, for the time being, frozen salary increases for vice presidents and above and has limited the budget for merit increases Company-wide.


                                     The Compensation and Stock Option Committee



                                                     Mr. Donald Jonas
                                                     Mr. Edward D. Solomon

Performance Graph

     The following graph illustrates, for the period from July 27, 1996 (the Base Year) through July 28, 2001, the cumulative total shareholder return of $100 invested in 1) The Company's common stock, 2) The S&P Composite-500 Stock Index, 3) The S&P Specialty Apparel Retailers Index and 4) an index of four peer companies selected by the Company, assuming that all dividends were reinvested. The Company has chosen to use this peer group index in its performance graph because management believes the peer group index is a better reflection of the Company's competitors in the marketplace. The peer group consists of all other publicly traded women's specialty apparel chains known to the Company with which it competes directly: Cato, Charming Shoppes, Deb Shops and United Retail Group.

     The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of the Company's common stock.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                 For the period from July 27, 1996 through July
                                    28, 2001

Option Grants in the Last Fiscal Year
                                                  % of Total
                                                   Options
                                 Number of        Granted To                                            Grant Date
                                  Options         Employees      Exercise Price      Expiration          Present
           Name                 Granted (#)     in Fiscal Year(1)   ($/share)           Date            Value (2)
------------------------------ --------------- ----------------- ---------------- ----------------- -------------------
Kathryn Bufano Foster               150,000          41.84%             $22.00         4/15/2101        $1,515,479

(1) All options were granted at the market price on the date of grant, for a term of ten years, vesting 20% per year over a five-year period.

(2) The grant date present values is an estimate only, arrived at using the Black-Scholes option pricing model with the following weighted average assumptions as of the April 2001 grant date: risk-free interest rate of 4.66%, expected life of option of 5.0 years, expected dividend yield of 0% and expected stock volatility of approximately 45%. For an estimate of the impact of all stock option grants on the Company's financial results using the Black-Scholes valuation method, see note 6 to the Consolidated
     Financial Statements in the Company's Annual Report to Stockholders for fiscal 2001.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
                              Shares
                             Acquired                      Number of Unexercised           Value of Unexercised
                                on             Value              Options                      In the Money
                             Exercise        Realized        at July 28, 2001                   Options(1)
                                                       ----------------------------     --------------------------
    Name                       (#)             ($)        Exercisable  Unexercisable      Exercisable   Unexercisable
------------               ----------      -----------    -----------  -------------      -----------   -------------
Elliot S. Jaffe                50,000       $ 542,126           ---          140,000         $   ---        $1,281,840
Burt Steinberg                100,000       1,561,554        10,000          160,000         112,000         1,704,440
David R. Jaffe                 70,000       1,218,208        63,400          135,000       1,087,528         1,394,250
Kathryn Bufano Foster             ---             ---           ---          150,000             ---            67,500
Armand Correia                 34,767         226,958           ---           58,000             ---           540,276
Eric Hawn                      13,000         171,590           ---           32,000             ---           268,384

(1) Represents the difference between the closing market price of the Company's common stock at July 28, 2001 ($22.45 per share) and the exercise price per share of in-the-money options multiplied by the number of shares underlying the in-the-money options.

                           INTEREST OF MANAGEMENT AND
                         OTHERS IN CERTAIN TRANSACTIONS


     The Company leases two of its store locations from Elliot S. Jaffe, Chief Executive Officer, or members of his family or related trusts ("affiliated landlords"). The following table describes the terms of these leases:

                                                                                                         Minimum
                                                                                                          Annual
                                                                                                        Rent Per
Store                                                                    Renewal         Square           Square
Location                                 Expiration                      Options          Feet             Foot
--------------                           ----------                      -------  -       -----  -         ----
Norwalk, CT DB/DBW                   April 30, 2011         Until April 30, 2031         12,700           $11.22
Danbury, CT                            June 30,2005              Until June 2015          8,000           $13.00



     Such store rentals approximate the range of minimum rentals paid by the Company on its other store leases. The store leases also contain provisions for payment of a percentage of sales as additional rent when sales reach specified levels. The effective rent (total rent as a percentage of sales with respect to particular stores) for such stores is approximately eight percent. The Company believes that the leases with such affiliated parties are on terms that are comparable to terms the Company could obtain in arms-length negotiations with unrelated third parties for store locations in similar geographic areas. During fiscal 2001, the Company paid a total of approximately $314,000 in rent to affiliated landlords, including rent under leases in a Branford, CT shopping center which was sold by its landlord to an unrelated third party during fiscal 2001.

     Under "split-dollar" insurance agreements with trusts established by each of Burt Steinberg and David R. Jaffe and their wives, the Company has agreed to pay, during the life of certain life insurance policies, a portion of the premiums on these policies which are on the joint lives of each of David R. Jaffe and his wife and Burt Steinberg and his wife, and which have fair values of $5 million and $3.9 million respectively (the "Insurance Policies"). The Company is obligated to continue to pay the premiums on the Insurance Policies until the earlier of (a) such time as the cash value of each Insurance Policy is sufficient to pay the premiums, estimated to be approximately 8 more years, or
(b) the termination of the "split-dollar" agreements. These agreements terminate on the earliest of a number of events including (i) reimbursement to the Company of the premiums paid by it or (ii) the death of the survivor of the executive and his spouse.The premiums are estimated to be approximately $40,000 in the case of Burt Steinberg, and $22,500 in the case of David R. Jaffe, annually. Under the "split-dollar" agreements, the premiums paid by the Company are to be returned no later than (a) the death of the survivor of the executive and his spouse and (b) the surrender or termination of each Insurance Policy. Consequently, the Insurance Policies should not result in an expense to the Company, except to the extent of costs incurred (if any) for advancing the premiums, and for the excess (if any) of the premiums paid by the Company over the cash surrender value of the insurance policies.

     The Company has adopted a separate "split dollar" insurance program for all officers and certain other executives, including all of the executive officers named in the foregoing tables, which provides for guaranteed levels of basic life insurance payable to each individual's designee, based on the individual's position within the Company, at no cost to the individual for the duration of the individual's term of employment. Pursuant to these policies, each of the executive officers named in the foregoing tables are entitled to $1 million of basic life insurance at no additional cost to them.

                        RECEIPT OF SHAREHOLDER PROPOSALS


     Any proposals of shareholders that are intended to be presented at the Company's 2002 Annual Meeting of Shareholders, which is expected to be held in December 2002, must be received at the Company's principal executive offices no later than July 15, 2002, and must comply with all other applicable legal requirements in order to be included in the Company's proxy statement and form of proxy for that meeting.

                                  OTHER MATTERS


     Management knows of no other business that will be presented for consideration at the Annual Meeting other than as is stated in the Notice of Meeting. If any other business should come before the meeting, it is intended that the proxies named in the enclosed form of proxy will have discretionary authority to vote all such proxies in the manner they shall decide.

     Solicitation may be made by mail, personal interviews, telephone and telegraph by regularly engaged officers and employees of the Company.

     Insofar as the information contained in this Proxy Statement rests peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

     The Annual Report of the Company, including financial statements, for fiscal 2001 is included with this Proxy Statement.



                                              BY ORDER OF THE BOARD OF DIRECTORS


                                                           ELLIOT S. JAFFE
                                                           Chairman of the Board




     The Company's Board of Directors requests that you date and sign the enclosed proxy and return it in the enclosed, self-addressed envelope. No postage is required if you mail it in the United States. Your prompt response will be helpful, and we appreciate your cooperation.

                       EXHIBIT A- AUDIT COMMITTEE CHARTER


                                     CHARTER
                                       OF
                  THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                              THE DRESS BARN, INC.

I.       STATEMENT OF POLICY

     The function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to the public, the Corporation's systems of internal controls regarding financial reporting, and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee shall:

o Serve as an independent party to monitor the Corporation's financial reporting process and internal control system. o Review the audit conducted by the Corporation's independent auditors.

o Provide an open avenue of communication among the independent accountants, management and the Board of Directors.

II.      COMPOSITION

     The Audit Committee shall be comprised of three or more directors, each of whom, in the determination of the Board of Directors, satisfies the independence and other requirements of the National Association of Securities Dealers, Inc.'s NASDAQ Audit Committee requirements. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

     The Committee shall meet at such times and with such frequency as the Committee shall determine as appropriate to meet its responsibilities. The
Committee shall meet with management and with the independent auditors to discuss any matters that the Committee or the other participants believe should be discussed. The Committee, its Chair or the Chair's designee should meet with the independent auditors and management quarterly to review the Corporation's financial statements. The Committee shall report to the Board of Directors from time to time.

IV.      RESPONSIBILITIES AND DUTIES

Documents/Reports Review

o Review this Charter, at least annually, and report the results of its review to the Board of Directors.

o    Review  the  Corporation's  annual  financial  statements,   including  any
     certification, report or opinion rendered by the independent auditors.

o Review with financial management and the independent auditors drafts of quarterly earnings press releases or Quarterly Reports on Form 10-Q in substantially final form prior to release or filing. The Chair or one or more other members of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

     The Corporation's outside independent auditors are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors, in consultation with the Audit Committee, has the ultimate authority to select, evaluate and, where in its business judgment it deems appropriate, replace the outside independent auditors.

         The Audit Committee shall:

o    Recommend  to  the  Board  of  Directors  the  selection,   termination  or
     replacement of the independent auditors.

o Consider the independence of the independent auditors taking into account consulting and other services provided by the independent auditors.

o Receive from the auditors the report relating to the auditors' independence that the Committee is advised by the auditor is required by Independence Standards Board Standard No. 1, and discuss such report with the independent auditors.

Financial Reporting Processes

o Consult with the independent auditors concerning their review of the Corporation's financial reporting processes.

o Discuss with the Corporation's independent auditors their views about the quality of the Corporation's accounting principles as applied to its financial reporting.

o Consider, if appropriate, changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

o Report to the Board of Directors such recommendations as the Audit Committee deems appropriate including whether the audited financial statements should be included in the Corporations Annual Report on Form 10-K.

o    The  Audit   Committee  shall  have  the  power  to  conduct  or  authorize
     investigations   into  any  matters   within  the   Committee's   scope  of
     responsibilities.

                 EXHIBIT B- THE DRESS BARN INC. 2001 STOCK PLAN


ARTICLE I.........

                                     PURPOSE

     The purpose of The Dress Barn, Inc. 2001 Stock Option Plan (the "Plan") is to enhance the profitability and value of Dress Barn, Inc. (the "Company") for the benefit of its stockholders by enabling the Company to offer employees and other service providers of the Company and its Affiliates, Stock Options, thereby creating a means to raise the level of stock ownership by employees and service providers in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders. The Plan is effective as of the date set forth in Article XII.

ARTICLE II........

                                   DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

2.1  "Acquisition Events" shall have the meaning set forth in Section 4.2(d).

2.2 "Affiliate" shall mean other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company, or in the event the Company is a Subsidiary, beginning with the Company's Parent, which owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company and/or its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

2.3 "Award" shall mean any award under this Plan of Stock Options. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant or in the discretion of the Committee, a grant letter from the Company.

2.4  "Board" shall mean the Board of Directors of the Company.

2.5 "Cause" shall mean, with respect to a Participants' Termination, any of the following: (i) willful malfeasance, willful misconduct or gross negligence by the Participant in connection with his or her duties, (ii) continuing refusal by a Participant to perform his or her duties under any lawful direction of his or her supervisor or the Board after notice of any such refusal to perform such duties or direction was given to such Participant,
     (iii) any willful and material breach of fiduciary duty owing to the Company or its Affiliates by the Participant, (iv) the Participant's conviction of a felony or any other crime resulting in pecuniary loss to the Company or its Affiliates (including, but not limited to, theft, embezzlement or fraud) or involving moral turpitude, or (v) habitual drunkenness or narcotics addiction.

2.6  "Change in Control" shall have the meaning set forth in Article VIII.

2.7  "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.8 "Committee" shall mean (a) with respect to the application of this Plan to Eligible Employees a committee of the Board appointed from time to time by the Board, which committee shall be intended to consist of two or more Non-Employee Directors, each of whom shall be (i) a "non-employee director" as defined in Rule 16b-3 and (ii) to the extent required by Section 162(m) of the Code, an "outside director" as defined under Section 162(m) of the Code and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

2.9 "Common Stock" shall mean subject to Article IV hereof, the common stock, $.05 par value per share, of the Company.

2.10 "Company" shall mean The Dress Barn, Inc. and any successors and assigns.

2.11 "Consultant" means any person who is an advisor or consultant to the Company or its Affiliates.

2.12 "Disability" shall mean, with respect to a Participant's Termination, the failure or inability of a Participant to perform substantially the usual duties and obligations of such individual on behalf of the Company or its Affiliates for one hundred eighty (180) days during any two hundred seventy
     (270) day period because of any mental or physical incapacity, as determined by the Committee in its sole discretion.

2.13 "Effective  Date" shall mean the  effective  date of the Plan as defined in
     Article XII.

2.14 "Eligible Employees" shall mean the employees of the Company and its Affiliates who hold executive or other positions in the management of the affairs of the Company and of its Affiliates, including Prospective Employees, who are eligible pursuant to Article V to be granted Awards under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employees shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article V to be granted Incentive Stock Options under the Plan.

2.15 "Exchange Act" shall mean the Securities Exchange Act of 1934.

2.16 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the mean between the high and low sales prices of the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. For purposes of the grant of any Stock Option, the applicable date shall be the day prior to the date on which the Option is granted. Notwithstanding the foregoing, if the Committee determines that such mean does not properly reflect the fair market value of the Common Stock, the Fair Market Value shall be determined by the Committee using such method as it deems reasonable and consistent with the applicable requirements of the Code and the regulations issued thereunder that are applicable to incentive stock options.

2.17 "Incentive Stock Option" shall mean any Stock Option awarded to an Eligible Employee (other than a Prospective Employee) under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

2.18 "Non-Employee Director" shall mean a director of the Company who is not an active employee of the Company or an Affiliate.

2.19 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.20 "Parent" shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.21 "Participant" shall mean a person to whom an Award has been made pursuant to this Plan.

2.22 "Prospective Employee" shall mean an individual who has committed to become an employee of the Company or an Affiliate within sixty (60) days from the date an Award is to be granted to such individual.

2.23 "Retirement" shall mean a Termination without Cause at or after age sixty-five (65) if the Participant had been employed by the Company or an Affiliate for at least one year or age sixty (60) if the Participant has been employed by the Company or an Affiliate for at least three (3) years.

2.24 "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.25 "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.26 "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.27 "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.28 "Ten Percent Stockholder" shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.29 "Termination"   means  a  Termination   of   Consultancy,   Termination  of
     Directorship or Termination of Employment, as applicable.

2.30 "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.31 "Termination of Directorship" shall mean, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company. In the event that a Non-Employee Director becomes a Consultant or an Eligible Employee upon the termination of his or her directorship, unless otherwise determined by the Committee, in its sole discretion, no Termination of Directorship shall be deemed to occur until such time as such Non-Employee Director is no longer an Eligible Employee, a Consultant or a Non-Employee Director. The Committee may otherwise define Termination of Directorship in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Directorship thereafter.

2.32 "Termination of Employment," except as provided in the next sentence, shall mean (1) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (2) an entity that is employing a Participant has ceased to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. The Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.33 "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.


ARTICLE III.......

                                 ADMINISTRATION

3.1 The  Committee.
The  Plan shall be administered and interpreted by the Committee.

3.2 Awards.
The Committee shall have full authority to grant,  pursuant to the terms of this
Plan,  Stock  Options  to  Eligible  Employees,   Consultants  and  Non-Employee
Directors. In particular, the Committee shall have the authority:

(a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants and Non-Employee Directors;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Subsection 6.3(d);

(f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees, Consultants or Non-Employee Directors in order to purchase shares of Common Stock under the Plan;

(g) to modify, extend or renew a Stock Option, subject to Sections 9.1 and 6.3(g) hereof, provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of such Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and

(i) to determine whether to require an Eligible Employee, Consultant or Non-Employee Director, as a condition of the granting of an Award, not to sell or otherwise dispose of shares acquired pursuant to the exercise of an Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option.

3.3 Guidelines.

(a) Subject to Article IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and with regard to Options, the applicable provisions of Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

(b) Without limiting the foregoing, the Committee shall have the authority to establish special guidelines, provisions and procedures applicable to Awards granted to persons who are residing or employed in, or subject to, the taxes of, countries other than the United States to accommodate differences in applicable tax, securities or other local law. The Committee may adopt supplements or amendments to the Plan to reflect the specific requirements of local laws and procedures of non-United States jurisdictions without affecting the terms of the Plan as then in effect for any other purposes.

3.4 Decisions Final.
Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5  Procedures.
If the Committee is appointed, the Board of Directors shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable, including, without limitation, by telephone conference or by written consent. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6 Designation of Consultants/Liability.

(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer's or former officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employee, officer, director or member or former employee, officer, director or member may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.


ARTICLE IV.

                           SHARE AND OTHER LIMITATIONS

4.1 Shares.

(a) General Limitation. The aggregate number of shares of Common Stock that may be the subject of Awards under this Plan shall not exceed 1,500,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If either (i) any Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or (ii) the Company repurchases any Option pursuant to Section 6.3(e), the number of underlying shares of Common Stock shall again be available for the purposes of Awards under the Plan. In addition, in determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been exchanged by a Participant as full or partial payment to the Company, or for required withholding, in connection with the exercise of a Stock Option or the number of shares of Common Stock otherwise deliverable has been reduced for withholding, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced for withholding shall again be available under the Plan.

(b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan during any calendar year of the Company to any Eligible Employee shall not exceed 150,000 shares (subject to any increase or decrease pursuant to Section 4.2). If the Company grants Options to a Participant to purchase a number of shares of Common Stock that is less than the aforementioned individual Participant limitation, or does not grant any Options during any calendar year to a Participant, then the amount of such shortfall shall be carried forward and added to the individual share limitation in subsequent years with respect to such Participant until the shortfall is eliminated.

4.2 Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distribution with respect to its outstanding Common Stock of capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business and the Committee determines in good faith that an adjustment is necessary or appropriate under the Plan to reflect the change, then the aggregate number and kind of shares which thereafter may be issued under this Plan and the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change, and such other changes in the Awards may be made in such manner as the Committee may deem necessary or appropriate to reflect the change, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

(c) Fractional shares of Common Stock resulting from any adjustment in Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise. No fractional shares of Common Stock shall be issued under the Plan. The Committee must, in its sole discretion, pay cash settlements in lieu of any fractional shares of Common Stock in settlement of awards under the Plan. Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options of Eligible Employees, Consultants or Non-Employee Directors effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that, unless otherwise determined at the time of grant, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Eligible Employee shall have the right to exercise in full all of his or her Options that are then outstanding (whether vested or not vested and without regard to any limitations on exercisability otherwise contained in the Option) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

4.3 Minimum  Purchase Price.
Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than par value.


ARTICLE V.

                                   ELIGIBILITY

5.1 General Eligibility.
All Eligible Employees, Prospective Employees, Consultants and Non-Employee Directors of the Company and its Affiliates shall be eligible for grants of Non-Qualified Stock Options. Eligibility for the grant of a Non-Qualified Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.2 Incentive Stock Options.
All Eligible Employees of the Company and its Affiliates shall be eligible for grants of Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3 General Requirement.
The vesting and exercise of Awards granted to a Prospective Employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.


ARTICLE VI.

                                  STOCK OPTIONS

6.1 Options.
Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or
(ii) a Non-Qualified Stock Option.

6.2 Grants.
Subject to the provisions of Article V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or any combination thereof. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.

6.3 Terms of Options.
Options granted under this Plan shall be subject to the following terms and conditions, and, shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock subject to an Incentive Stock Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of a share of Common Stock. The exercise price per share of Common Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee at the time of grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five (5) years.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive limitations on the exercisability at any time at or after grant in whole or in part
     (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion provided, that, unless otherwise determined by the Committee at grant, the grant shall provide that as a condition of the exercise of an Option, the Participant shall be required to certify at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased accompanied by payment in full of the purchase price, and such notice must specify the date (not to exceed more than ninety (90) days after the date of such notice) on which such shares will be purchased. Payment of the purchase price for shares of Common Stock issued pursuant to the exercise of an Option may be made as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) through the delivery to the Company of shares of Common Stock owned by the Participant for a period of at least six (6) months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date; (iii) on such other terms and conditions as may be acceptable to the Committee (which may include a reduction in the number of shares of Common Stock issuable upon exercise, based on the Fair Market Value of the Common Stock on the payment date) or (iv) any combination of the foregoing. Payment for shares of Common Stock purchased pursuant to exercise of an Option shall be made at the principal offices of the Company. For purposes of this Section, the date of issuance shall be the date upon which payment in full of the purchase price has been received by (or tendered to) the Company as provided herein. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

(e) Buy Out and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(g) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan, and accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option, provided that the foregoing shall not apply to adjustments or substitutions in accordance with Section 4.2.

(h) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

6.4 Termination.
The following rules apply with regard to Options upon the Termination of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant or in the case of his death his estate are reduced, thereafter.

(a) Termination by Reason of Death. If a Participant's Termination is by reason of death, any Stock Option held by such Participant may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of six (6) months from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(b) Termination by Reason of Disability. If a Participant's Termination is by reason of Disability, any Stock Option held by such Participant, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of six
     (6) months from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of six (6) months from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(c) Termination by Reason of Retirement. If a Participant's Termination is by reason of Retirement, any Stock Option held by such Participant, may thereafter be exercised, to the extent exercisable at Retirement, by the Participant at any time within a period of three (3) months from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of six (6) months from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(d) Termination Other than for Cause. If a Participant's Termination is for any reason other than for Cause, death, Disability or Retirement, any Stock Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of one (1) month from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(e) Termination for Cause. In the event the Participant's Termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for Termination by the
     Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination by the Company for Cause.


ARTICLE VII.
                               NON-TRANSFERABILITY

7.1 Non-Transferability.
Except as provided in the last sentence of this Article VII, no Stock Option shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution, all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant, no Stock Option shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Stock Option shall be void. No Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Article VII is Transferable, in whole or in part, to a "family member" as defined in Securities Act Form S-8 and under such conditions as specified by the Committee.


ARTICLE VIII.

                          CHANGE IN CONTROL PROVISIONS

8.1 Benefits.
In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, a Participant shall be entitled to the following benefits:

(a) Subject to paragraph (b) below with regard to Options granted to Eligible Employees, Consultants and Non-Employee Directors, all outstanding Stock Options of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety upon the occurrence of a Change in Control. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 8.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

(b) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted hereunder, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

     (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control;

     (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

     (iii)the  Alternative   Option  must  have  economic  value   substantially
          equivalent to the value of such Option (determined at the time of the Change in Control).

For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation ss. 1.425-1 (and any amendments thereto).

8.2 Change in Control.
A "Change in Control" shall be deemed to have occurred upon the consummation of a sale of all or substantially all of the assets or capital stock of the Company that has not been approved by the Board (whether by means of a stock sale, asset sale, merger, consolidation or otherwise).


ARTICLE IX.

                      TERMINATION OR AMENDMENT OF THE PLAN

9.1 Termination or Amendment.
Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure compliance with any regulatory requirement referred to in Article XI), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Connecticut, to the extent required by the applicable provisions of Section 162(m) of the Code, or to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made that would (i) amend Section 4.1(a) or any other plan provision to increase the aggregate maximum number of shares of Common Stock that may be issued under the Plan; (ii) increase the maximum individual Participant limitations under Section 4.1(b); (iii) change the classification of employees and service providers eligible to receive Awards under this Plan; (iv) extend the maximum option period under Section 6.3; or (v) require stockholder approval in order for the Plan to comply with the applicable provisions of Section 162(m) of the Code or to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Connecticut to increase the aggregate number of shares of Common Stock that may be issued under the Plan or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE X.

                                  UNFUNDED PLAN

10.1 Unfunded Status of Plan.
This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


ARTICLE XI.

                               GENERAL PROVISIONS

11.1 Legend.
The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


11.2 Other Plans.
Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

11.3 No Right to Employment/Directorship/Consultancy.
Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment, directorship or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant to remain as a director of the Company.

11.4 Withholding of Taxes.
The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

The Committee may permit any such statutorily required withholding obligation with regard to any Eligible Employee, Consultant or Non-Employee Director to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid in cash by the Participant.

11.5 Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 11.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

11.6 Governing Law.
This Plan shall be governed and construed in accordance with the laws of the State of Connecticut (regardless of the law that might otherwise govern under applicable Connecticut principles of conflict of laws).

11.7 Construction.
Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

11.8 Other Benefits.
No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

11.9 Costs.
The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

11.10 No Right to Same Benefits.
The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

11.11 Death/Disability.
The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

11.12 Section 16(b) of the Exchange Act.
All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

11.13 Successor and Assigns.
The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

11.14 Severability of Provisions.
If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

11.15 Headings and Captions.
The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.


ARTICLE XII.

                             EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board, subject to the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Connecticut or such later date as provided in the adopting resolution.


ARTICLE XIII.

                                  TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.


ARTICLE XIV.

                                  NAME OF PLAN

This Plan shall be known as the "The Dress Barn, Inc. 2001 Stock Option Plan."

                                 EXHIBIT- PROXY


                              THE DRESS BARN, INC.
                                30 Dunnigan Drive
                             Suffern, New York 10901

This Proxy is Solicited on Behalf of The Board of Directors

     The undersigned hereby appoints Donald Jonas and Edward D. Solomon, and each or either of them, proxies for the undersigned with full power of substitution, to appear and vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present, and otherwise with the same force and effect as the undersigned, at the Annual Meeting of Shareholders of the Company to be held at The Dress Barn Corporate Headquarters, 30 Dunnigan Drive, Suffern, New York, on Monday, December 10, 2001 at 9:00 A.M., and any adjournments thereof, upon the matters set forth in the Notice of such meeting and Proxy Statement, receipt of which is hereby acknowledged.

                  (Continued and to be signed on reverse side)

Please mark your
votes as INDICATED
in this example       |X|

                                                        FOR          WITHHOLD
                                                        all         AUTHORITY
                                                     nominees    to vote for all
                                                      listed     nominees listed
                                                    (except as
                                                      marked
                                                      to the
                                                     contrary)
ELECTION OF DIRECTORS (Proposal No. 1)

Elliot S. Jaffe, Burt Steinberg (3 year term)          |__|            |__|
Vivian Behrens (1 year term)
David R. Jaffe (2 year term)


     In the discretion of the proxies, upon all other matters as may properly come before the meeting. INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name here:
                                                  ------------------------------

                                                FOR        AGAINST      ABSTAIN
AMENDMENT OF CERTIFICATE OF INCORPORATION
  (Proposal No. 2)                              |__|         |__|         |__|

APPROVAL OF 2001 STOCK OPTION PLAN
  (Proposal No. 3)                              |__|         |__|         |__|


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all nominees as Director and FOR Proposals No. 2 and 3.


Signature(s):                                 Date:                       , 2001
             ---------------------------------

IMPORTANT: Please sign here exactly as your name is printed hereon. When signing as attorney, executor, administrator, trustee or guardian, please sign your full title as such. Each joint owner should sign. Only authorized officers should sign for a corporation. Please sign and send in your proxy promptly.